ADVANCED SERIES TRUST

AST Goldman Sachs Mid-Cap Growth Portfolio

Supplement dated February 18, 2015 to the
Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with your currently effective Summary Prospectus (the Summary Prospectus) for the AST Goldman Sachs Mid-Cap Growth Portfolio (the Portfolio), Advanced Series Trust Prospectus and Statement of Additional Information (SAI) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus and SAI.

Effective immediately, Craig Glassner of Goldman Sachs Asset Management, Inc. is no longer a portfolio manager for the Portfolio. Steven M. Barry and Ashley Woodruff continue to serve as portfolio managers for the Portfolio. To reflect the removal of Mr. Glassner as a portfolio manager for the Portfolio, all references and information pertaining to Mr. Glassner are hereby deleted from the Summary Prospectus, Prospectus and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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